UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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               Date of Report (Date of earliest event reported):
                               November 20, 2002


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                                   MOCON, INC.
             (Exact name of registrant as specified in its charter)



           Minnesota                       0-9273                41-0903312
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                   Identification Number)


     7500 Boone Avenue North
          Minneapolis, MN                                          55428
(Address of principal executive offices)                         (Zip Code)

                                 (763) 493-6370
                (Company's telephone number, including area code)



                                 Not applicable.
          (Former name or former address, if changed since last report)


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Item 5.  Other.
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On November 20, 2002, MOCON, Inc. issued a press release announcing that its
Board of Directors has authorized a stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  c.       Exhibits.
                           --------

                  99.1     Press release dated November 20, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    MOCON, INC.

Dated: November 20, 2002                            By: /s/ Robert L. Demorest
                                                        ------------------------
                                                        Robert L. Demorest
                                                        Chairman, President and
                                                        Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit No.        Description                                 Method of Filing
----------         -----------                                 ----------------

  99.1             Press release dated November 20, 2002       Filed herewith